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                                                                   EXHIBIT 10.18

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         GMAC Commercial Finance LLC ("LENDER") and I/O Magic Corporation (the "BORROWER") enter into this First Amendment to Loan and Security Agreement (this "AMENDMENT") on June 30, 2005.

                                    RECITALS
                                    --------

         A. Borrower and Lender are parties to a Loan and Security Agreement dated March 9, 2005 (as amended, the "LOAN AGREEMENT").

         B. Borrower has requested certain amendments to the Loan Agreement. Unless defined in this Amendment, capitalized terms shall have the meanings set forth in the Loan Agreement and references to Sections are to Sections of the Loan Agreement.

         Based on the foregoing recitals (which are part of this Amendment and intended to be representations and warranties of the applicable parties) and in consideration of the mutual promises and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

                              TERMS AND CONDITIONS
                              --------------------

         1. AMENDMENTS.

                  A. The definition of Measurement Period is amended to read as follows:

                           "Measurement Period" means the 3 month period ending June 30, 2005, the 6 month period ending September 30, 2005, the 9 month period ending December 31, 2005, the 12 month period ending March 31, 2006 and the 12 month periods ending on each June 20, September 30, December 31 and March 31 thereafter.


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                  B.       The definition of Static Reserve is amended to read
                           as follows:

                           "STATIC RESERVE" means initially $1 million, with such amount reduced to $500,000 if Lender is satisfied, in its Discretion, (a) with Borrowers third quarter fiscal year 2005 operating results, (b) that Borrower has met its revised budget presented to Lender on or about May 31, 2005, and (c) no Event of Default has occurred and is continuing.

                  C. Section 8.13 of the Loan Agreement is amended to read as follows:

                           8.13 FIXED CHARGE COVERAGE RATIO. Maintain, as of the end of the Measurement Periods ending June 30, 2005 and September 30, 2005, a Fixed Charge Coverage Ratio of at least 1.2 to 1.0, and at least 1.5 to 1.0 for all Measurement Periods thereafter.

         2. WAIVER. Lender waives any defaults based on Borrower's failure to satisfy the Fixed Charge Coverage Ratio for the months of April and May, 2005; provided, however, that this waiver shall not affect Borrower's obligation to maintain the Fixed Charge Coverage Ratio (as amended by paragraph 1A above) for the Measurement Period ending June 30, 2005.

         3. INVENTORY ADVANCES. Subject to Lender's right to obtain updated appraisals of Borrower's Inventory and to change the effective advance rate against Eligible Inventory, based on a recent appraisal of Borrower's Inventory, after execution of this Amendment, the Borrowing Base will include Eligible inventory at 32.2% of cost (which represents 85% of NOLV of Inventory).

         4. FEE. Borrower shall pay Lender a $10,000 amendment fee upon execution of this Amendment, which fee shall be fully earned on the date paid.

         5. REAFFIRMATION. Borrower reaffirms, ratifies and confirms its obligations under the Loan Documents as amended hereby and acknowledges that all the terms and conditions in the Loan Documents remain in full force and effect.


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         6. ENTIRE AGREEMENT, ETC. This document contains the entire agreement of the parties in connection with the subject matter of this Amendment and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment. This Amendment shall be deemed part of the Loan Agreement for all purposes. Time is of the essence as to each and every term and provision in this Amendment.

         7. AUTHORITY. The individual signing on behalf of Borrower represents that all necessary corporate action to authorize him to enter into this Amendment has been taken, including, without limitation, any members or board of directors approvals and/or resolutions necessary to authorize execution of this Amendment.

         8. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and all of such counterparts together shall constitute but one and the same agreement. Further, facsimile copies of signatures shall be treated as original signatures for all purposes.

         9. CONFLICTS. If there is an express conflict between the terms of this Amendment and the terms of the Loan Documents, the terms of this Amendment shall govern and control.

         10. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Michigan.

         11. WAIVER OF JURY TRIAL/CONSULTATION WITH COUNSEL. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY


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AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES
ARISING OUT OF OR IN RELATION TO THIS AMENDMENT OR ANY OTHER AGREEMENTS BETWEEN THE PARTIES. NO PARTY SHALL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED. BORROWER ACKNOWLEDGES THAT (1) IT HAS CONSULTED WITH COUNSEL AND OTHER ADVISORS OF ITS CHOICE, AND AFTER CONSULTING WITH SUCH COUNSEL AND ADVISORS, IT ACKNOWLEDGES THAT SUCH COUNSEL HAS EXPLAINED THE LEGAL IMPLICATIONS OF ENTERING INTO THIS AMENDMENT. AND KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS, COERCION, UNLAWFUL RESTRAINT, INTIMIDATION OR COMPULSION, ENTERS INTO THIS AMENDMENT, BASED UPON SUCH ADVICE AND COUNSEL AND IN THE EXERCISE OF ITS BUSINESS JUDGMENT, (2) IT HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS AMENDMENT AND IS NOT RELYING ON THE OPINIONS OR ADVICE OF LENDER OR ITS AGENTS OR REPRESENTATIVES IN ENTERING INTO THIS AMENDMENT. THIS AMENDMENT HAS BEEN ENTERED IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH THE PARTIES HERETO ACKNOWLEDGE.

                                                     GMAC COMMERCIAL FINANCE LLC


                                                     By: /s/ Mark Tito
                                                         -----------------------

                                                     Print Name: Mark Tito
                                                                 ---------------

                                                     Title: VICE PRESIDENT
                                                            --------------------

                                                     I/O MAGIC CORPORATION

                                                     By: /s/ Steve Gillings
                                                         -----------------------
                                                     Print Name: Steve Gillings
                                                                 ---------------
                                                     Title: CFO
                                                            --------------------